EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.C.S. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies in his capacity as an officer of Aebi Schmidt Holding AG (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to his knowledge:
1.The Annual Report on Form 10-K of the Company for the year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
[SIGNATURE PAGE FOLLOWS]

March 19, 2026	By:	/s/ Marco Portmann
Marco Portmann
Group Chief Financial Officer